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
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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C.  20549
                            ________________________

                                    FORM 8-K

                                 CURRENT REPORT



    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934.



Date of Report (Date of earliest event reported):  November 4, 1994 (November 2, 1994)


                        Commission File Number:  0-18309

                            ________________________


                        MARINE DRILLING COMPANIES, INC.
             (Exact name of registrant as specified in its charter)


                    TEXAS                                74-2558926
       (State or other jurisdiction of                (I.R.S. Employer
       incorporation or organization)              Identification Number)


   14141 SOUTHWEST FREEWAY, SUITE 2500, SUGAR LAND, TEXAS           77478-3435
             (Address of principal executive offices)               (Zip Code)


     Registrant's telephone number, including area code:    (713) 491-2002



______________________________________________________________________________________
                     (Former name if changed since last report)


______________________________________________________________________________________
                   (Former address if changed since last report)




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ITEM 5.      OTHER EVENTS

             A. On November 3, 1994, the Company issued a press release announcing that Falcon Drilling Company, Inc. and the Company entered into a letter of intent to merge the two companies.




ITEM 7(c).   EXHIBITS

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             Exhibit
             Number        Description
             ------        -----------
             99.3         Press release dated November 3, 1994

             99.4         Letter of Intent dated November 2, 1994

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    MARINE DRILLING COMPANIES, INC.
                                    (Registrant)



Date:  November 4, 1994             By: /s/       WILLIAM H. FLORES
                                       -----------------------------------------
                                       William H. Flores
                                       Senior Vice President -
                                       Chief Financial Officer and Director
                                       (Principal Financial Officer)



Date:  November 4, 1994             By: /s/       JOAN R. SMITH
                                       -----------------------------------------
                                       Joan R. Smith
                                       Vice President, Controller  and Secretary
                                       (Principal Accounting Officer)


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                               INDEX TO EXHIBITS


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 EXHIBIT
  NUMBER                                EXHIBITS
 -------                                --------
   99.3                   Press release dated November 3, 1994

   99.4                   Letter of Intent dated November 2, 1994

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